As filed with the Securities and Exchange Commission on October 4, 2000.
                                                             File No.___________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________



                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                          ____________________________

                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)

        NORTH CAROLINA                                 5812                          56-2169715
(State or other jurisdiction of            (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)             Classification Code Number)           Identification No.)

                                                                                   SCOTT A. LIVENGOOD
                                                                                  CHAIRMAN OF THE BOARD,
                                                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER
           370 KNOLLWOOD STREET                                                    370 KNOLLWOOD STREET
     WINSTON-SALEM, NORTH CAROLINA 27103                                   WINSTON-SALEM, NORTH CAROLINA 27103
              (336) 725-2981                                                          (336) 725-2981
(Address, including zip code, and telephone number,            (Name, address, including zip code, and telephone number,
      including area code, of registrant's                               including area code, of agent for service)
         principal executive offices)


             KRISPY KREME DOUGHNUTS, INC. 2000 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)
                      _____________________________________

                                   Copies to:

                               FRANK MURPHY, ESQ.
                             KILPATRICK STOCKTON LLP
                             1001 WEST FOURTH STREET
                             WINSTON-SALEM, NC 27101
                                 (336) 607-7300
                              (336) 607-7500 (FAX)

------------------------------------------------------------------------------------------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------------
                                                         Proposed Maximum         Proposed Maximum
     Title of Securities           Amount to be           Offering Price         Aggregate Offering      Amount of Registration Fee
      to be Registered            Registered <F1>          Per Share <F2>              Price
------------------------------ --------------------- ------------------------- ----------------------- -----------------------------
Common Stock, no                     883,000 <F3>            $83.75 <F5>           $73,951,250
par value per share                  117,000 <F4>            $59.06 <F6>           $ 6,910,020             $21,347
                                                                                   -----------
                                                                                   $80,861,270
------------------------------ --------------------- ------------------------- ----------------------- -----------------------------

<F1> Pursuant to Rule 416 under the  Securities  Act of 1933,  as amended,  this
     Registration Statement also covers any additional securities to be offered or issued from stock splits, stock dividends or similar transactions.

<F2> Estimated  solely  for the  purpose of  calculating  the  registration  fee pursuant to Rules 457(c) and 457(h)(1) under the Securities Act of 1933, as amended.

<F3> Represents the maximum number of shares that may be purchased upon exercise of stock options that may be granted in the future under the Registrant's 2000 Stock Incentive Plan.

<F4> Represents  the  number of  shares being  registered that may be  purchased upon exercise of stock options currently granted under the Registrant's 2000 Stock Incentive Plan.

<F5> Based on the average of the high and low sales  prices of the  Registrant's
     Common Stock, as reported on NASDAQ on September 29, 2000.

<F6> Based on the exercise price of options currently outstanding.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.  Plan Information.*

ITEM 2.  Registration Information and Employee Plan Annual Information.*

------------
* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE
              ---------------------------------------

         The Registrant hereby incorporates by reference in this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

         (1) The Registrant's Registration Statement on Form S-1, filed on December 16, 1999, as amended, SEC File Number 333-92909 (the "Form S-1");

         (2) The Registrant's Quarterly Report on Form 10-Q for the three months ended April 30, 2000, as filed with the Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         (3) The Registrant's Quarterly Report on Form 10-Q for the three months ended July 30, 2000, as filed with the Commission pursuant to Section 13 of the Exchange Act; and

         (4) The description of the Registrant's Common Stock, no par value per share, contained in the section entitled "Description of Securities" of the Form S-1, including all amendments and reports filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant with the Commission under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.       DESCRIPTION OF SECURITIES
              -------------------------

         Not applicable (the Common Stock is registered under Section 12(b) of the Exchange Act).

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL
              --------------------------------------

         The validity of the shares of Common Stock issuable under the Krispy Kreme Doughnuts, Inc. 2000 Stock Incentive Plan has been passed upon for the Registrant by Frank Murphy, Esq., Kilpatrick Stockton LLP, Counsel to the Registrant. As of September 25, 2000, attorneys at Kilpatrick Stockton LLP participating in this matter on behalf of Kilpatrick Stockton LLP owned 1,450 shares of the Common Stock of the Registrant.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS
              -----------------------------------------

         The Registrant's Bylaws provide that the Registrant will indemnify any person who serves as a director, officer, employee, or agent of the Registrant or, at the request of the Registrant, as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise to the fullest extent permitted by North Carolina law against any liability incurred in any action, suit, or proceeding arising out of such service. The Registrant's Bylaws also obligate it, under certain circumstances, to advance expenses to its directors, officers, employees, and agents in defending an action, suit, or proceeding for which indemnification may be sought. The Registrant's Articles of Incorporation eliminate or limit the personal liability of directors to the Registrant and its shareholders for monetary damages for breach of their duties as directors, to the extent permitted by North Carolina law. Under the North Carolina Business Corporation Act, a corporation may not indemnify a director with respect to activities which at the time taken were known or believed by him or her to be clearly in conflict with the best interests of the corporation.

         The Registrant's Bylaws also provide that it may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Registrant against any liability asserted against that person or incurred by that person in such capacity, whether or not it would have the power to indemnify that person against such liability under North Carolina law. The Registrant maintains insurance for the benefit of its directors and executive officers.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED
              -----------------------------------

         Not applicable.

ITEM 8.       EXHIBITS
              --------

EXHIBIT NO.         DESCRIPTION
-----------         -----------

4.1 Articles of Incorporation (incorporated herein by reference to Exhibit 3.1 to Form S-1).

4.2                 Articles of Amendment.

4.3 Bylaws (incorporated herein by reference to Exhibit 3.2 to Form S-1).

4.4 Form of common stock certificate (incorporated herein by reference to Exhibit 4.1 to Form S-1).

4.5 Rights Agreement between the Registrant and Branch Banking and Trust Company, as Rights Agent, dated as of January 18, 2000 (incorporated herein by reference to Exhibit 4.2 to Form S-1).

5                   Opinion and consent of Kilpatrick Stockton LLP.

10.1                Krispy Kreme Doughnuts, Inc. 2000 Stock Incentive Plan.

23.1                Consent of PricewaterhouseCoopers LLP.

23.2 Consent of Kilpatrick Stockton LLP (included in Exhibit 5 hereto).

24                  Powers of Attorney.

ITEM 9.       UNDERTAKINGS
              ------------

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Krispy Kreme Doughnuts, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, North Carolina, on October 4, 2000.

                     KRISPY KREME DOUGHNUTS, INC.


                     By:   /s/ Scott A. Livengood
                         -------------------------------------------------------
                         Scott A. Livengood, Chairman of the Board of Directors, President, and Chief Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed on October 4, 2000, by the following persons in the capacities indicated.

Signature                                         Position
---------                                         --------
 /s/ Scott A. Livengood                           Chairman of the Board of Directors, President and
------------------------------------              Chief Executive Officer (Principal Executive Officer)
Scott A. Livengood

 /s/ John N. McAleer                              Chairman of the Board of Directors and
------------------------------------              Executive Vice President, Concept Development
John N. McAleer

 /s/ J. Paul Breitback                            Executive Vice President, Finance, Administration
------------------------------------              and Support Operations (Principal Financial and
J. Paul Breitbach                                 Accounting Officer)

 /s/ Frank E. Guthrie                             Director
------------------------------------
Frank E. Guthrie

 /s/ Mary Davis Holt                              Director
------------------------------------
Mary Davis Holt

 /s/ William T. Lynch                             Director
------------------------------------
William T. Lynch

 /s/ Joseph A. McAleer, Jr.                       Director
------------------------------------
Joseph A. McAleer, Jr.

 /s/ Robert L. McCoy                              Director
------------------------------------
Robert L. McCoy

 /s/ James H. Morgan                              Director
------------------------------------
James H. Morgan

 /s/ Steven D. Smith                              Director
------------------------------------
Steven D. Smith

 /s/ Robert L. Strickland                         Director
------------------------------------
Robert L. Strickland

 /s/ Togo D. West, Jr.                            Director
------------------------------------
Togo D. West, Jr.

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------

4.1 Articles of Incorporation (incorporated herein by reference to Exhibit 3.1 to Form S-1).

4.2                 Articles of Amendment.

4.3 Bylaws (incorporated herein by reference to Exhibit 3.2 to Form S-1).

4.4 Form of common stock certificate (incorporated herein by reference to Exhibit 4.1 to Form S-1).

4.5 Rights Agreement between the Registrant and Branch Banking and Trust Company, as Rights Agent, dated as of January 18, 2000 (incorporated herein by reference to Exhibit 4.2 to Form S-1).

5                   Opinion and consent of Kilpatrick Stockton LLP.

10.1                Krispy Kreme Doughnuts, Inc. 2000 Stock Incentive Plan.

23.1                Consent of PricewaterhouseCoopers LLP.

23.2 Consent of Kilpatrick Stockton LLP (included in Exhibit 5 hereto).

24                  Powers of Attorney.